FIRST AMENDMENT TO CREDIT AGREEMENT


FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 28, 2005, among AC SAFETY HOLDING CORP. (the "Parent"), AEARO CORPORATION ("Holdings"), AEARO COMPANY I (the "Borrower" and, together with the Parent and Holdings, the "Credit Agreement Parties"), the undersigned lenders party to the Credit Agreement referred to below (the "Consenting Lenders"), BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent (in such capacity, the "Syndication Agent"), NATIONAL CITY BANK OF INDIANA and WELLS FARGO BANK, N.A., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :


     WHEREAS, the Parent, Holdings, the Borrower, the Lenders from time to time party thereto, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent, are party to a Credit Agreement, dated as of April 7, 2004 (as the same has been amended, restated, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;


      NOW, THEREFORE, it is agreed;

  A.  Amendments

      1.   Section  1.01(c) of the Credit  Agreement is hereby amended by
(a) deleting the text"and shall in no event be incurred later than the Incremental Commitment Termination Date"appearing in said Section, (b) inserting the text"or Euros" immediately after the text "Dollars" appearing in clause (ii) of said Section, (c) deleting the text", provided that no Incremental Term Loans may be made part of the Tranche of Euro Term Loans" appearing in clause (iii) of said Section and inserting the text", provided that Incremental Term Loans may only be added to another Tranche of Term Loans denominated in the same currency as such Incremental Term Loans" in lieu thereof and (d) inserting the text"in the case of Incremental Term Loans denominated in Dollars," immediately before the text"except as hereafter provided" appearing clause (iv) of said Section.

      2. Section 1.09 of the Credit Agreement is hereby amended by inserting the text or Euro Incremental Term Loans" after each instance of the text "Euro Term Loans" appearing in said Section.

      3.   Section 1.10 of the Credit Agreement is hereby amended by
(a) inserting the text "or Euro Incremental Term Loans" after each instance of the text "Euro Term Loans" appearing in said Section and (b) inserting the text "or Euro Incremental Term Loan" after each instance of the text "Euro Term Loan" appearing in said Section.

      4.  Section 1.15(a) of the Credit  Agreement is hereby amended by
(a) deleting the text "but excluding the Tranche of Euro Term Loans" appearing in the lead-in of said Section and inserting the text "provided that Incremental Term Loans may only be added to another Tranche of Term Loans denominated in the same currency as such Incremental Term Loans" in lieu thereof, (b) deleting the text "and prior to the Incremental Term Loan Commitment Termination Date", (c) deleting the amount "$60,000,000" and inserting the amount "$75,000,000 (or the Dollar Equivalent thereof with respect to Euro Incremental Term Loans)" in lieu thereof and (d) deleting each instance of the text", provided that no Tranche of Incremental Term Loans may be added to the Tranche of Euro Term Loans" appearing in clause (v) and (vi) of said Section and inserting the text "provided that Incremental Term Loans may only be added to another Tranche of Term Loans denominated in the same currency as such Incremental Term Loans" in lieu thereof.

      5. Section  4.02(e) of the Credit  Agreement is hereby amended by
(a) deleting the word "and" appearing immediately before clause (vii) of said Section and inserting a comma (",") in lieu thereof and (b) inserting the text ", (viii) so long as no Default or Event of Default shall have occurred and be continuing, proceeds from any capital contribution or issuance of Designated Preferred Stock or Qualified Capital Stock, in each case, to the extent such proceeds are used by Holdings to repay, redeem or repurchase, in a like amount, Designated Holdings Notes or any Designated Refinancing Notes within 90 days of the receipt thereof), (ix) so long as no Default or Event of Default shall have occurred and be continuing, proceeds from the issuance by the Parent of Designated Preferred Stock to the extent the proceeds thereof are used to pay Dividends permitted under Section 9.03(xiv) within 90 days of the receipt thereof and (x) proceeds from the issuance of Qualified Capital Stock by the Parent, so long as such proceeds are used in accordance with Section 9.03(iv)(c)" immediately after clause (vii) of said Section.

      6. Section 4.02(f)of the Credit Agreement is hereby amended by inserting the text "or(xviii)"immediately after the text "Section 9.04(xiv)" appearing in said Section.

      7. Section 4.03 of the Credit Agreement is hereby amended by inserting the text "or Euro Incremental Term Loans" immediately after the text "on Euro Term Loans appearing in said Section.

      8. Section 8.01(h) is hereby amended by (a)inserting the text "or Designated Preferred Stock " immediately after the text "holders of its Indebtedness" appearing in said Section and (b)inserting the text "or aggregate liquidation preference, as the case may be" immediately before the text "in excess of $10,000,000" appearing in said Section.

      9. Section 8.08 of the Credit Agreement is hereby amended by inserting the text ", provided that such fiscal year may be changed to end on December 31 (together with corresponding changes to such fiscal quarters to end on dates consistent with a December 31 fiscal year end) so long as (i) the Parent shall have given the Administrative Agent at least 30 days' prior written notice thereof and (ii) on or prior to such change in fiscal year and fiscal quarters, the relevant Credit Parties and the Required Lenders shall have entered into certain technical amendments and modifications to this Agreement to preserve the intent of the parties with respect to the covenants and agreements set forth in Sections 8.01, 9.07 and any other provisions of this Agreement reasonably deemed appropriate by the Administrative Agent" immediately after the text "September 30" appearing in clause (ii) of said Section.

      10. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Section 8.16 immediately after Section 8.15 of said
Section:

               "8.16 Designated Holdings Notes; Designated Refinancing Notes and Designated Preferred Stock. (a) Holdings shall pay interest owing on any outstanding Designated Holdings Notes or Designated Refinancing Notes, in each case only through the issuance of additional Designated Holdings Notes or Designated Refinancing Notes (or, in the case of discount notes, increased as a result of accretion) (as applicable), rather than in cash, to the maximum extent permitted by the Designated Holdings Note Documents or the Designated Refinancing Note Documents (as applicable).

               (b) Holdings shall pay all Dividends on Designated Preferred Stockthrough the issuance of additional shares of Designated Preferred Stock or an increase in the aggregate liquidation preference of the shares of Designated Preferred Stock in respect of which Dividends have accrued (but not in cash) to the maximum extent permitted by the Designated Preferred Stock Documents."

      11. Section  9.02(xvi) of the Credit  Agreement is hereby amended by
(a) inserting the text "and/or Safety Prescription Eyewear Division" immediately after the text "Specialty Composites Division" appearing in said Section and (b) inserting the text", in each case, " immediately after the text"; provided that" appearing in said Section.

      12. Section 9.02 of the Credit Agreement is hereby further amended by
(a) deleting the word "and" appearing at the end of clause (xv) of said Section,
(b) deleting the period (".") appearing at the end of clause (xvi) of said Section and inserting the text"; and" in lieu thereof and (c) inserting the following new clause (xvii) immediately following clause (xvi) of said Section:

               "(xvii) (A) transfers of assets among Credit Parties constituting investments permitted pursuant to Section 9.05 shall be permitted and
          (B) transfers of assets  constituting  Dividends permitted pursuant to
          Section  9.03  shall be  permitted."

      13. Section 9.03 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (x) of said Section,
(b) deleting the period (".") appearing at the end of clause (xi) of said Section and (c) inserting the following new clauses (xii), (xiii),(xiv), xv) and
(xvi), immediately following clause (xi) of said Section:

                "(xii) the Borrower may pay up to two cash Dividends to Holdings, and in turn, Holdings may pay cash Dividends to the Parent in an aggregate amount not to exceed $35,000,000; provided that
          (x) the  Dividends  paid by the Borrower to Holdings  pursuant to this
          Section 9.03(xii) shall be paid solely from the Borrower's available cash on hand on or prior to September 30, 2005, (y) immediately after giving effect to the payment of all Dividends pursuant to this Section 9.03(xii), the Borrower shall have at least $45,000,000 of available cash on hand and/or unutilized Revolving Loan Commitments and (z) the Parent shall promptly utilize all of the proceeds of the Dividends paid to it pursuant to this Section 9.03(xii) to pay a portion of the Designated Dividends;

               (xiii) Holdings may pay cash Dividends to the Parent in an aggregate amount not to exceed $100,000,000; provided that (x) such Dividends shall be paid solely from the net cash proceeds received by Holdings from one or more issuances of the Designated Holdings Notes issued pursuant to Sections 9.04(xvii)(A) and (y) the Parent shall utilize all of the proceeds of the Dividends paid to it pursuant to this Section 9.03(xiii) to pay a portion of the Designated Dividends;

              (xiv) the Parent may pay cash Dividends in an aggregate amount not to exceed $135,000,000 to the holders of record of its outstanding capital stock (the "Designated Dividends"); provided that the Designated Dividends are paid solely from the cash Dividends paid to the Parent by Holdings pursuant to Section 9.03(xii) and Section 9.03(xiii) and/or from the proceeds of one or more issuances of Designated Preferred Stock pursuant to Section 9.13(c)(ii);

              (xv) the Borrower may pay cash Dividends to Holdings, which in turn shall promptly utilize the full amount of such cash Dividends for the purpose of paying cash interest, to the extent, and when due on Designated Holdings Notes or any Designated Refinancing Notes, in each case, then outstanding, provided that (x) the amount of cash Dividends payable by the Borrower pursuant to this Section
          9.03(xv) shall not exceed the amounts necessary to pay the cash interest owing with respect to such outstanding Designated Holdings Notes or any Designated Refinancing Notes, as the case may be, (y) no such Dividend shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend and (z) the Borrower would be permitted to pay any such Dividend under Section 4.03 of the Senior Subordinated Note Indenture (as in effect on the First Amendment Effective Date including, without limitation, with respect to all definitions used therein or in connection therewith, in each case, without giving effect to any (i) waiver, amendment and/or modification thereof or (ii) the redemption, repurchase or repayment of any or all Senior Subordinated Notes or the defeasance of any covenants therein); and

               (xvi) the Borrower may pay cash Dividends to Holdings, which in turn, shall promptly pay such cash as Dividends to the Parent, which in turn, shall promptly utilize the full amount of such cash Dividends for the purpose of paying cash Dividends, to the extent, and when due on Designated Preferred Stock, in each case, then outstanding, provided that (x) the amount of cash Dividends payable by the Borrower pursuant to this Section 9.03(xvi) shall not exceed the amounts necessary to pay the cash Dividends owing with respect to such outstanding Designated Preferred Stock, (y) no Dividends shall be paid pursuant to this Section 9.03(xvi) at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend and (z) the Borrower would be permitted to pay any such Dividend under Section
          4.03 of the Senior Subordinated Note Indenture (as in effect on the First Amendment Effective Date including, without limitation, with respect to all definitions used therein or in connection therewith, in each case, without giving effect to any (i) waiver, amendment and/or modification thereof or (ii) the redemption, repurchase or repayment of any or all Senior Subordinated Notes or the defeasance of any covenants therein)."

         14. Section 9.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (xvi) of said Section, (b) deleting the period (".") appearing at the end of clause
(xvii) of said Section and inserting text"; and" in lieu thereof and
(c) inserting the following new clause (xviii) immediately following clause (xvii) of said Section:

               "(xviii)  (A)  Indebtedness  of  Holdings  under  the  Designated
          Holdings Notes in an aggregate initial principal amount (or, in the case of discount notes, the initial accreted value) not to exceed, when added to the initial aggregate liquidation preference of all Designated Preferred Stock (but for the avoidance of doubt, excluding the liquidation preference of Designated Preferred Stock issued as Dividends on Designated Preferred Stock in accordance with Section 8.16(b)) issued pursuant to Section 9.13(c)(ii), $100,000,000, as such amount of Indebtedness may be (1) increased as a result of the issuance of any additional Designated Holdings Notes (or, in the case of discount notes, increased as a result of accretion) to pay in kind any regularly accruing interest on then outstanding Designated Holdings Notes in accordance with the terms of the Designated Holdings Notes Documents and (2) reduced by any repayment of principal thereof; provided that (x) 100% of the gross cash proceeds thereof shall be applied to pay fees and expenses incurred in connection therewith and to promptly pay the cash Dividend permitted to be paid to the Parent pursuant to Section 9.03(xiii) and (y) in the event that that Designated Dividends are not paid by the Parent within 90 days of the receipt thereof, the Net Cash Proceeds of the Designated Holdings Notes shall be applied to repay outstanding Term Loans in accordance with Section 4.02(f) and (B) Indebtedness under the Designated Refinancing Notes shall be permitted in accordance with the definition thereof, provided that the aggregate principal amount Indebtedness (or, in the case of discount notes, the initial accreted value) thereunder does not exceed the aggregate outstanding principal amount Indebtedness of the Designated Holdings Notes being refinanced thereby or the aggregate liquidation preference of the Designated Preferred Stock being redeemed or repurchased with the proceeds thereof, in each case, plus any reasonable costs and expenses incurred in connection therewith and any applicable premiums thereon."

         15. Section 9.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (xx) of said Section, (b) deleting the period (".") appearing at the end of clause
(xxi) of said Section and inserting text"; and" in lieu thereof and
(c) inserting the following new clause (xxii) immediately following clause (xxi) of said Section:

             "(xxii) the Parent and Holdings may own and acquire the capital stock of, and make capital contributions to, the Borrower and Subsidiary Guarantors."

        16. Section 9.11(i) of the Credit Agreement is hereby amended by (a) deleting the word "or" appearing at the end of clause (3) of said Section,
(b) inserting the text", (5) any Designated Holdings Notes, and after the issuance thereof any Designated Refinancing Notes and (6) any Designated Preferred Stock" immediately after clause (4) of said Section, (c) inserting the text"(i)" immediately after the text", provided that, " appearing in said Section and (d) inserting the text"and (ii) Holdings may repurchase, redeem or otherwise retire outstanding Designated Holdings
Notes or Designated Preferred Stock with (x) the proceeds of Designated Refinancing Notes and (y) the cash proceeds received from the issuance of Designated Preferred Stock or Qualified Capital Stock of the Parent" immediately after the text "not to exceed $5,000,000" appearing in said Section.

        17. Section 9.11(ii) of the Credit Agreement is hereby amended by
(a) inserting the text", any Designated Holdings Note Documents or any Designated Preferred Stock Documents" immediately after the text "Senior Subordinated Note Documents" appearing in said Section and (b) inserting the text", any Designated Holdings Notes or any Designated Preferred Stock (as applicable)" immediately after the text "Senior Subordinated Notes" appearing in said Section.

        18. Section 9.11(iii) of the Credit Agreement is hereby amended by
(a) inserting the text "and any Designated Holdings Notes" immediately following the text "Senior Subordinated Notes" appearing in said Section and (b) inserting the text", any Designated Refinancing Notes" immediately after the text "any Shareholder Subordinated Notes" appearing in said Section.

        19. Section 9.12 is hereby amended by (a)deleting the word "and" appearing immediately before clause (xiv) of said Section and inserting a comma (",") in lieu thereof and (b) inserting the text", (xv) any restrictions, after the issuance of any Designated Holdings Notes, in the Designated Holdings Note Documents or, after the issuance of any Designated Refinancing Notes, the Designated Refinancing Note Documents, so long as the provisions thereof are no more restrictive than the provisions in the Designated Holdings Note Documents and (xvi) after the issuance of any Designated Preferred Stock, the Designated Preferred Stock Documents.

        20. Section 9.13(c) is hereby amended by (a) inserting the text "(i)" immediately after the text "Notwithstanding the foregoing," and (b) adding the following text immediately before the period (".") appearing at the end of said Section:

          "and (ii) the Parent may issue  Designated  Preferred Stock so long as
     (I) no Default or Event of Default then exists or would exist immediately after giving effect to the respective issuance thereof and (II) the initial aggregate liquidation preference for all Designated Preferred Stock issued pursuant to this Section 9.13(d) (but for the avoidance of doubt, excluding the liquidation preference of Designated Preferred Stock issued as Dividends on Designated Preferred Stock in accordance with Section 8.16(b)) shall not to exceed, when added to the aggregate initial principal amount (or, in the case of discount notes, the initial accreted value) of all Indebtedness incurred pursuant to Section 9.04(xviii), $100,000,000"

        21. Section 9.14(b) of the Credit Agreement is hereby amended by inserting the text ", Designated Preferred Stock" immediately after the text "Permitted Earn-Out Debt" appearing in said Section.

        22. Section 9.14(c) of the Credit Agreement is hereby amended by inserting the text", its obligations with respect to the Designated
Holdings Note Documents, and after the issuance thereof any Designated Refinancing Note Documents" immediately after the text "its obligations with respect to this Agreement" appearing in said Section.

        23. Section 10 of the Credit Agreement is hereby amended by (a) inserting the word "or" immediately after the semicolon (";") appearing at the end of Section 10.10 and (b) inserting the following new Section 10.11 immediately after Section 10.10:

                "10.11 Default Under Designated Preferred Stock. (i) The Parent or any of its Subsidiaries shall (x)default in the observance or performance of any agreement or condition relating to any Designated Preferred Stock or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Designated Preferred Stock (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required or grace period has elapsed), any such Designated Preferred Stock to become mandatorily redeemable or repurchased prior to the stated redemption or repurchase thereof, or (ii) any such Designated Preferred Stock shall be required to be mandatorily redeemed, or required to be mandatorily repurchased (unless such required redemption or repurchase results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated redemption or repurchase thereof, provided that it shall not be a Default or an Event of Default under this Section 10.11 unless the aggregate liquidation preference of all Designated Preferred Stock as described in preceding clauses (i) and (ii) is at least $5,000,000; or" 24. The definition of "Applicable Currency" contained in Section 11 of the Credit Agreement is hereby amended by inserting the text "or Euro Incremental Term Loans" immediately after the text "Euro Term Loans" appearing in said definition.

        25. The definition of "Change of Control" contained in Section 11 of the Credit Agreement is hereby amended by deleting the text "under the Senior Subordinated Note Indenture or, after the issuance thereof, any document evidencing or relating to the Permitted Refinancing Subordinated Indebtedness" appearing in clause (vi) of said definition and inserting the text "under (i) the Senior Subordinated Note Indenture or, after the issuance thereof, any document evidencing or relating to the Permitted Refinancing Subordinated Indebtedness, (ii) after the issuance of the Designated Holdings Notes, any Designated Holdings Note Document or, after the issuance of any Designated Refinancing Notes, any Designated
Refinancing Note Document and (iii) after the issuance of any Designated Preferred Stock, any Designated Preferred Stock Document" in lieu thereof.

       26. The definition of the term "Consolidated Debt" contained in Section 11 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing immediately before clause (ii)(y) of said definition and (b) inserting the text "and (z) after the issuance thereof, Indebtedness under the Designated Holdings Notes and the Designated Refinancing Notes" immediately after the text "at such time" appearing in clause (ii)(y) of said definition.

       27. The definition of the term "Consolidated Cash Interest Expense" contained in Section 11 of the Credit Agreement is hereby amended by (a) the text deleting the text "Consolidated Interest Expense (net of cash interest income)" appearing in said definition and (b) inserting the text "the sum of (i) Consolidated Interest Expense and (ii) the amount of all cash Dividends paid on Designated Preferred Stock (which amounts described in this clause (ii) shall be treated as cash interest expense of the Parent for purposes of this definition regardless of the treatment of such amounts under GAAP), in each case, net of cash interest income" in lieu thereof.

      28. The definition of "EURIBOR" contained in Section 11 of the Credit Agreement is hereby amended by (a) inserting the text "or Euro Incremental Term Loan" immediately after each instance of the text "Euro Term Loan" appearing in said definition and (b) inserting the text "or Euro
Incremental Term Loans" immediately after the text "Euro Term Loans" appearing in said definition.

      29. The definition of "Euro Rate" contained in Section 11 of the Credit Agreement is hereby amended by inserting the text "or Euro
Incremental Term Loans" immediately after the text "Euro Term Loans" appearing in said definition.

      30. The definition of "Euro Rate Loan" contained in Section 11 of the Credit Agreement is hereby amended by inserting the text ", Euro Incremental Term Loan" immediately after the text "Eurodollar Loan" appearing in said definition.

      31. The definition of the term "Excess Cash Flow" contained in Section 11 of the Credit Agreement is hereby amended by deleting the text "Section 9.03(iv), (vi) and (vii)" appearing in said definition and inserting the text "Section 9.03(iv), (vi), (vii), (viii), (xii) and (xvi)" in lieu thereof.

      32. The definition of "Incremental Term Loan Borrowing Date" contained in
Section 11 of the Credit Agreement is hereby amended by deleting the text "; provided that no such date shall occur after the applicable Incremental Term Loan Commitment Termination Date" appearing in said definition.

      33. The definition of "Required Lenders" contained in Section 11 of the Credit Agreement is hereby amended by inserting the text "or Euro Incremental Term Loan" immediately after each instance of the text "Euro Term Loan" appearing in said definition.

      34. The definition of "Tranche Percentage" contained in
Section 11 of the Credit Agreement is hereby amended by inserting the text "or Euro Incremental Term Loans" immediately after each instance of the text "Euro Term Loans" appearing in said definition.

      35. Section 11 of the Credit Agreement is hereby further amended by
a) deleting the definition "Incremental Term Loan Commitment Termination Date" in its entirety and (b)adding the following new defined terms in the correct alphabetical order to said Section:

              "Designated Dividends" shall have the meaning provided in Section 9.03(xiv).

               "Designated Holdings Notes" shall mean unsecured debt securities of Holdings issued pursuant to an effective registration statement under the Securities Act or Rule 144A thereunder in the form of pay-in-kind or discount notes which debt securities (i) shall provide that the interest rate applicable thereto does not exceed market interest rates existing at such time for transactions of a similar nature with issuers that are similarly situated with Holdings, of which no amount shall be paid in cash, prior to the date occurring four years after the First Amendment Effective Date, (ii) shall not mature prior to the date occurring eight years after the First Amendment Effective Date, (iii) shall not require any amortization (or similar arrangement), or any other scheduled maturity of the principal amount thereof on any date which is earlier than the date occurring eight years after the First Amendment Effective Date, (iv) do not provide for any guarantees and (v) have no covenants, mandatory prepayment provisions (other than a "change of control" put), defaults or remedies materially less favorable taken as a whole to the Borrower and its Subsidiaries (or to Holdings, if the provisions applicable to the Borrower in the Senior Subordinated Note Documents were deemed applicable to Holdings) than those than those contained in the Senior Subordinated Note Documents (as in effect on the First Amendment Effective Date). It being understood that the lack of subordination provisions and provisions related thereto are not materially less favorable taken as a whole to the Borrower and its Subsidiaries (or to Holdings, if the provisions applicable to the Borrower in the Senior Subordinated Note Documents were deemed applicable to Holdings). "Designated Note Documents" shall mean the Holdings Designated Notes Indenture, the Designated Holdings Notes and each other agreement, document or instrument relating to the issuance of the Designated Holdings Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

               "Holdings Designated Note Indenture"shall mean any indenture or similar agreement entered into in connection with the issuance of Holdings Designated Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

               "Designated Preferred Stock" shall mean preferred capital stock of the Parent which (i) provides by its terms that Dividends thereon shall not be required to be paid in cash at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of the Parent or any of its Subsidiaries relating to outstanding Indebtedness and (ii) by its terms does not mature and does not contain any mandatory redemption, put, repurchase, repayment, sinking fund or other similar provision (including, without limitation, upon the occurrence of a Change of Control Event or a sale of all or substantially all of the assets of Holdings and its Subsidiaries) or any right on the part of the holder thereof to require the repurchase or redemption thereof, in whole or in part, in any such case prior to the date occurring eight years after the First Amendment Effective Date, (iii) has a dividend rate (after taking into account any compounding thereof) that does not exceed market dividend rates existing at such time for transactions of a similar nature with issuers that are similarly situated with Parent,
          (iii) shall not be guaranteed by, or receive other credit support from, any Subsidiary of the Parent, (iv) shall not be subject to any requirement that Dividends thereon be paid in cash prior to the date occurring four years after the First Amendment Effective Date and (v) has no covenants, mandatory prepayment provisions (other than a
          "change of control" put), defaults or remedies materially less favorable taken as a whole to the Borrower and its Subsidiaries (or to the Parent or Holdings, if the provisions applicable to the Borrower in the Senior Subordinated Note Documents were deemed applicable to Holdings or the Parent, as applicable) than those contained in the Senior Subordinated Note Documents (as in effect on the First
          Amendment Effective Date). "Designated Preferred Stock Documents" shall mean the Designated Preferred Stock, the organizational documents of the Parent governing the same and the other documents executed and delivered in connection with any issuance of Designated Preferred Stock, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

               "Designated Refinancing Notes"  shall  mean   unsecured  debt
          securities of Holdings issued pursuant to an effective registration statement under the Securities Act or Rule 144A thereunder solely to refinance outstanding Designated Holdings Notes or to repurchase or redeem outstanding Designated Preferred Stock which debt securities
          (i) require no amortization (or similar arrangement), or any other scheduled maturity of the principal amount thereof on any date which is earlier than that applicable to the Designated Holdings Notes being refinanced, (ii) have an interest rate that shall not be in excess of the interest rate applicable to the Designated Holdings Notes being refinanced, (iii) do not provide for any guarantees, (iv) do not require interest on such Indebtedness to be paid in cash prior to the date upon which interest in respect of the Designated Holdings Notes are required to be paid in cash and (v) have no covenants, mandatory prepayment provisions (other than a "change of control" put), defaults or remedies materially less favorable taken as a whole to the Borrower and its Subsidiaries (or to Holdings, if the provisions applicable to the Borrower in the Senior Subordinated Note Documents were deemed applicable to Holdings) than those contained in the Senior Subordinated Note Documents (as in effect on the First Amendment Effective Date). It being understood that the lack of subordination provisions and provisions related thereto are not materially less favorable taken as a whole to the Borrower and its Subsidiaries (or to Holdings, if the provisions applicable to the Borrower in the Senior Subordinated Note Documents were deemed applicable to Holdings).

               "Designated Refinancing Note Documents"   shall   mean  all
          documentation  (including,   without  limitation,   any  indenture  or
          purchase agreement) entered into in connection with any issuance of Designated Refinancing Notes.

               "Euro Incremental Term Loan" shall mean each Incremental Term Loan denominated in Euros.

               "First Amendment" shall mean the First Amendment to Credit Agreement, dated as of April 28, 2005, among the Parent, Holdings, the Borrowers, the lenders party thereto and the Administrative Agent.

               "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

B.       Miscellaneous Provisions

        1.  In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that(i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the First Amendment Effective Date, in the case of each of clauses (i) and (ii) above, before and after giving effect to this Amendment and the transactions contemplated hereby.

        2. This Amendment is limited as expressly specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement, any other Credit Document.

        3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        4.   This  Amendment  shall become  effective on the date (the
"First Amendment Effective Date") when (i) each Credit Agreement Party and Consenting Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) Holdings shall have, or shall have caused to be, paid in full to the Administrative Agent all costs, fees and expenses (including, without
limitation,   all   reasonable   legal  fees  and   expenses)  payable  to  the
Administrative Agent to the extent then due and (iv) the Credit Agreement Parties shall have, or shall have caused to be, paid to each Consenting Lender which executes and delivers (including by way of telecopier) to the Administrative Agent a counterpart of this Amendment on or before 5:00 P.M. (New York time) on April 28, 2005, an amendment fee equal to 0.10% of the aggregate principal amount of such Consenting Lender's outstanding Term Loans and/or such Lender's Revolving Loan Commitments, in each case, as of the First Amendment Effective Date.

        5. From and after the First Amendment Effective Date, all references to the "Agreement" in the Credit Agreement and to the "Credit Agreement" in the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.
                                      * * *


     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

AC SAFETY HOLDING CORP.

                                           By:  /s/ Noel Marsden
                                                Noel Marsden
                                           Title: Treasurer

                                           AEARO CORPORATION

                                           By: /s/ Noel Marsden
                                               Noel Marsden
                                           Title: Treasurer

                                           AEARO COMPANY I

                                           By:  /s/ Noel Marsden
                                               Noel Marsden
                                           Title: Treasurer


                                           DEUTSCHE BANK AG, NEW YORK
                                           BRANCH, Individually and as
                                           Administrative Agent

                                           By: /s/ Diane F. Rolphe
                                               Diane F. Rolphe
                                           Title: Vice President

                                           By: /s/ Omayra Laucella
                                               Omayra Laucella
                                           Title: Vice President

                                           BEAR STEARNS CORPORATE
                                           LENDING INC., Individually
                                           and as Syndication Agent

                                           By: /s/ Victor Bulzacchelli
                                               Victor Bulzacchelli
                                           Title: Vice President

                                           AIB DEBT MANAGEMENT LIMITED


                                           By: /s/ Margaret Brennan
                                               Margaret Brennan
                                           Title: Vice President
                                           Investment Advisor to AIB
                                           Debt Management, Limited


                                           By: /s/ Rima Terradista
                                               Rima Terradista
                                           Title: Senior Vice President
                                           Investment Advisor to AIB Debt
                                           Management, Limited


                                           COPERNICUS EURO CDO-I B.V.
                                           By: Highland Capital Management
                                           Europe, Limited as Collateral
                                           Manager


                                           By: /s/ David W. Lancelot
                                               David W. Lancelot
                                           Title: Proxy Holder


                                           COPERNICUS EURO CDO-II B.V.
                                           By: Highland Capital Management
                                           Europe,Limited as Collateral
                                           Manager


                                           By: /s/ David W. Lancelot
                                               David W. Lancelot
                                           Title: Proxy Holder


                                           CREDIT INDUSTRIEL ET COMMERCIAL


                                           By: /s/ Sean Mounier
                                               Sean Mounier
                                           Title: First Vice President


                                           By: /s/ Marcus Edward
                                               Marcus Edward
                                           Title: Vice President


                                           FIFTH THIRD BANK Central Indiana)


                                           By: /s/ David O'Neal
                                               David O'Neal
                                           Title: Vice President


                                           GERMAN AMERICAN CAPITAL
                                           CORPORATION

                                           By: DB Services New Jersey, Inc.


                                           By: /s/ Dierdre Whorton
                                               Dierdre Whorton
                                           Title: Assistant Vice President


                                           By: /s/ Edward Schaffer
                                               Edward Schaffer
                                           Title: Vice President


                                           HARBOUR TOWN FUNDING LLC


                                           By: /s/ Meredith J. Koslick
                                               Meredith J. Koslick
                                           Title: Assistant Vice President


                                           HARBOURMASTER LOAN CORPORATION B.V.
                                                By: TMF Management B.V.


                                           By: /s/ A.H. van Lidth De Jeude
                                               A.H. van Lidth De Jeude
                                           Title: Managing Director


                                           By: /s/ D. Timmers
                                                D. Timmers
                                           Title: Managing Director


                                           ARCHIMEDES FUNDING III, LTD.
                                           By: ING Capital Advisors LLC, as
                                               Collateral Manager


                                           By: /s/ Steven Gorski
                                               Steven Gorski
                                           Title: Director


                                           ARCHIMEDES FUNDING IV(CAYMAN),
                                           LTD.
                                           By: ING Capital Advisors LLC, as
                                               Collateral Manager


                                           By: /s/ Steven Gorski
                                               Steven Gorski
                                           Title: Director


                                           ING-ORYX CLO, LTD.
                                           By: ING Capital Advisors LLC, as
                                           Collateral Manager


                                           By: /s/ Steven Gorski
                                               Steven Gorski
                                           Title: Director


                                           NEMEAN CLO, LTD.
                                           By: ING Capital Advisors LLC,
                                               as Investment Manager


                                           By: /s/ Steven Gorski
                                               Steven Gorski
                                           Title: Director


                                           SEQUILS-ING I (HBDGM), LTD.
                                           By: ING Capital Advisors LLC, as
                                               Collateral Manager


                                           By: /s/ Steven Gorski
                                               Steven Gorski
                                           Title: Director


                                           AVALON CAPITAL LTD. 3
                                           By: INVESCO Senior Secured
                                           Management,Inc.,as Asset Manager


                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           CHAMPLAIN CLO, LTD.
                                           By: INVESCO Senior Secured
                                           Management, Inc., as Collateral
                                           Manager


                                          By: /s/ Gregory Stoeckle
                                              Gregory Stoeckle
                                          Title: Authorized Signatory


                                          CHARTER VIEW PORTFOLIO
                                          By: INVESCO Senior Secured
                                          Management,Inc., as
                                          Investment Manager


                                          By: /s/ Gregory Stoeckle
                                              Gregory Stoeckle
                                          Title: Authorized Signatory


                                          DIVERSIFIED CREDIT PORTFOLIO LTD.
                                          By: INVESCO Senior Secured
                                          Management,Inc., as Investment
                                          Manager


                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           AIM FLOATING RATE FUND
                                           By: INVESCO Senior Secured
                                           Management,Inc., as Sub-Adviser


                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           INVESCO EUROPEAN CDO I S.A.
                                           By: INVESCO Senior Secured
                                           Management,Inc., as Collateral
                                           Manager


                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           SEQUILS LIBERTY, LTD.
                                           By: INVESCO Senior Secured
                                           Management,Inc., as Collateral
                                           Manager

                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           PETRUSSE EUROPEAN CLO S.A.
                                           By: INVESCO Senior Secured
                                           Management, Inc., as Collateral
                                           Manager

                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                               Title: Authorized Signatory


                                           SAGAMORE CLO LTD.
                                           By: INVESCO Senior Secured
                                           Management, Inc., as Collateral
                                           Manager

                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                               Title: Authorized Signatory


                                           SARATOGA CLO I, LIMITED
                                           By: INVESCO Senior Secured
                                           Management,Inc., as Asset Manager


                                           By: /s/ Gregory Stoeckle
                                               Gregory Stoeckle
                                           Title: Authorized Signatory


                                           JPMORGAN CHASE BANK, NA
                                                fka Bank One, NA


                                           By: /s/ John C. Otteson
                                               John C. Otteson
                                           Title: First Vice President


                                           KATONAH I, LTD.
                                           By: Katonah Capital, L.L.C., as
                                               Manager


                                           By: /s/ Ralph Della Rocca
                                               Ralph Della Rocca
                                           Title: Authorized Officer


                                           KATONAH III, LTD.
                                           By: Katonah Capital, L.L.C., as
                                               Manager


                                           By: /s/ Ralph Della Rocca
                                           Title: Authorized Officer


                                           KATONAH IV, LTD.
                                           By: Katonah Capital, L.L.C., as
                                               Manager


                                           By: /s/ Ralph Della Rocca
                                               Ralph Della Rocca
                                           Title: Authorized Officer


                                           KATONAH V, LTD.
                                           By: Katonah Capital, L.L.C., as
                                           Manager


                                           By: /s/ Ralph Della Rocca
                                               Ralph Della Rocca
                                           Title: Authorized Officer


                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By: /s/ Matthew Doye
                                               Matthew Doye
                                           Title: Vice President


                                           LONG LANE MASTER TRUST IV


                                           By: /s/ Meredith J. Koslick
                                               Meredith J. Koslick
                                           Title: Authorized Agent


                                           METROPOLITAN LIFE INSURANCE COMPANY


                                           By: /s/ James R. Dingler
                                               James R. Dingler
                                           Title: Director


                                           METLIFE BANK, NATIONAL ASSOCIATION


                                           By: /s/ James R. Dingler
                                               James R. Dingler
                                           Title: Director


                                           NATEXIS BANQUES POPULAIRES


                                           By: /s/ Frank H. Madden, Jr.
                                               Frank H. Madden, Jr.
                                           Title: Vice President & Group
                                                  Manager


                                           By: /s/ Jordan H. Levy
                                               Jordan H. Levy
                                           Title: Assistant Vice President


                                           NATIONAL CITY BANK OF INDIANA


                                           By: /s/ Christopher A. Susott
                                               Christopher A. Susott
                                           Title: Vice President


                                           NEW YORK LIFE INSURANCE COMPANY


                                           By: /s/ F. David Melka
                                               F. David Melka
                                           Title: Investment Vice President


                                           NEW YORK LIFE INSURANCE AND
                                           ANNUITY  CORPORATION
                                           By: NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, its Investment
                                           Manager


                                           By: /s/ F. David Melka
                                               David Melka
                                           Title: Director

                                           ELF FUNDING TRUST III
                                           By: NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, as
                                           Attorney-In-Fact


                                           By: /s/ F. David Melka
                                               F. David Melka
                                           Title: Director

                                           NYLIM FLATIRON CLO 2003-1 LTD.
                                           By: NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, As
                                           Collateral Manager and
                                           Attorney-In-Fact


                                           By: /s/ F. David Melka
                                               F. David Melka
                                           Title: Director

                                           NYLIM FLATIRON CLO 2004-1 LTD.
                                           By: NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, As Collateral
                                           Manager and Attorney-In-Fact


                                           By: /s/ F. David Melka
                                               F. David Melka
                                           Title: Director

                                           MAINSTAY FLOATING RATE FUND
                                           By: NEW YORK LIFE INVESTMENT
                                               MANAGEMENT LLC


                                           By: /s/ F. David Melka
                                                F. David Melka
                                           Title: Director

                                           OCTAGON INVESTMENT PARTNERS II,LLC
                                           By: Octagon Credit Investors, LLC
                                               as sub-Investment manager


                                           By: /s/ Andrew. D. Gordon
                                               Andrew. D. Gordon
                                           Title: Portfolio Manager


                                           OCTAGON INVESTMENT PARTNERS III,LTD.
                                           By: Octagon Credit Investors, LLC as
                                           Portfolio Manager


                                          By: /s/ Andrew. D. Gordon
                                              Andrew. D. Gordon
                                          Title: Portfolio Manager


                                          OCTAGON INVESTMENT PARTNERS IV, LTD.
                                          By: Octagon Credit Investors, LLC as
                                          collateral manager

                                          By: /s/ Andrew. D. Gordon
                                          Andrew. D. Gordon
                                          Title: Portfolio Manager

                                          OCTAGON INVESTMENT PARTNERS V, LTD.
                                          By: Octagon Credit Investors, LLC as
                                          Portfolio Manager

                                          By: /s/ Andrew. D. Gordon
                                              Andrew. D. Gordon
                                          Title: Portfolio Manager

                                          OCTAGON INVESTMENT PARTNERS VI, LTD.
                                          By: Octagon Credit Investors, LLC, as
                                              Collateral Manager

                                          By: /s/ Andrew. D. Gordon
                                          Andrew. D. Gordon
                                          Title: Portfolio Manager

                                          OCTAGON INVESTMENT PARTNERS VII, LTD.
                                          By: Octagon Credit Investors, LLC as
                                          collateral manager


                                          By: /s/ Andrew. D. Gordon
                                          Andrew. D. Gordon
                                          Title: Portfolio Manager

                                          ADDISON CDO, LIMITED
                                          By: Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor

                                          By: /s/ Mohan V. Phansalker
                                              Mohan V. Phansalker
                                          Title: Managing Director

                                          CLARENVILLE CDO, SA
                                          By: Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor

                                          By: /s/ Mohan V. Phansalker
                                              Mohan V. Phansalker
                                          Title: Managing Director

                                          LOAN FUNDING III LLC
                                          By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                          By: /s/ Mohan V. Phansalker
                                              Mohan V. Phansalker
                                          Title: Managing Director

                                          SEQUILS-MAGNUM, LTD.
                                           By: Pacific Investment Management
                                               Company LLC, as its Investment
                                               Advisor


                                          By: /s/ Mohan V. Phansalker
                                              Mohan V. Phansalker
                                          Title: Managing Director

                                          WRIGLEY CDO, LTD.
                                          By: Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor


                                          By: /s/ Mohan V. Phansalker
                                              Mohan V. Phansalker
                                          Title: Managing Director

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ Julie S. Springer
                                              Julie S. Springer
                                          Title: Vice President

                                          SANKATY HIGH YIELD PARTNERS II, L.P.

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          KATONAH II, LTD.
                                          By: Sankaty Advisors LLC as
                                              Sub-Advisors

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          AVERY POINT CLO, LTD., as Term Lender
                                          By: Sankaty Advisors, LLC as
                                          Collateral Manager

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          CASTLE HILL I - INGOTS, LTD., as Term
                                          Lender
                                          By: Sankaty Advisors, LLC as
                                          Collateral Manager

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          CASTLE HILL II - INGOTS, LTD., as Term
                                          Lender
                                          By: Sankaty Advisors, LLC as
                                          Collateral Manager

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          CASTLE HILL III CLO, LIMITED, as Term
                                          Lender
                                          By: Sankaty Advisors, LLC as
                                          Collateral Manager

                                          By: /s/ Diane J. Exter
                                              Diane J. Exter
                                          Title: Managing Director Portfolio
                                                 Manager

                                          WELLS FARGO BANK, N.A.

                                          By: /s/ Geoff Headington
                                              Geoff Headington
                                          Title: Vice President